The Sentinel Funds

    Supplement dated September 7, 2005 to the Prospectus dated March 4, 2005

REORGANIZATIONS AND NAME AND STRATEGY CHANGES (SENTINEL BOND, SENTINEL CORE MID CAP, SENTINEL FLEX CAP OPPORTUNITY, SENTINEL GOVERNMENT SECURITIES, SENTINEL GROWTH INDEX AND SENTINEL MID CAP GROWTH FUNDS)

On September 6, 2005, shareholders approved proposals under which (1) the Sentinel Bond Fund will reorganize into the Sentinel Government Securities Fund,
(2) the Sentinel Core Mid Cap Fund will reorganize into the Sentinel Mid Cap Growth Fund and (3) the Sentinel Growth Index Fund will reorganize into the Sentinel Flex Cap Opportunity Fund. The Bond Fund, Core Mid Cap Fund and Growth Index Fund will close to new accounts and investments (other than reinvested dividends) on September 20, 2005 and the reorganizations are expected to occur on or about September 23, 2005.

Effective upon the reorganizations, disclosure relating to the Bond Fund and Core Mid Cap Fund is deleted. In the Growth Index Fund and Flex Cap Opportunity Fund reorganization, the Growth Index Fund is considered the surviving fund for accounting purposes while the Flex Cap Opportunity Fund is considered the surviving fund for legal purposes. This means, among other things, that the historical performance, net asset value and other accounting characteristics of the Growth Index Fund will be carried forward and the legal entity, fee structure, and other operational characteristics of the Flex Cap Opportunity Fund will be carried forward. In addition, the Flex Cap Opportunity Fund will change its name and modify certain of its investment strategies. As a result, the following portions of the prospectus are amended as indicated below effective upon the reorganization:

(1) Except as otherwise noted, disclosure relating to the Growth Index Fund is deleted.
(2) References to the Flex Cap Opportunity Fund are changed to the Capital Opportunity Fund.
(3) The strategy for the Flex Cap Opportunity Fund on page 4 is deleted and replaced with the following:

      SENTINEL CAPITAL OPPORTUNITY FUND seeks long-term capital appreciation by investing in "growth" stocks of large-capitalization companies. The Fund invests primarily in equity securities, such as common or preferred stocks, that are listed on U.S. exchanges or in the over-the-counter market. Income is not an important factor in selecting investments.

(4) The first three paragraphs in the Equity Fund Risks section on pages 6-7 are deleted and replaced with the following:

      The value of all equity funds, including the Capital Opportunity Fund, the Small Company Fund, the Mid Cap Growth Fund, the International Equity Fund, the Common Stock Fund, and funds investing partly in equity securities, including the Balanced Fund and the Capital Markets Income Fund, may go up or down as the prices of the stocks held by these Funds go up or down. Changes in value may occur because the U.S. or other stock markets are rising or falling or due to business developments or other factors that affect the value of particular companies. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks could decline generally or underperform other types of investment assets. If the value of the stocks held in these Funds goes down, you may lose money. The stocks of smaller companies may be subject to greater changes in value than the stocks of larger, more established companies because they generally have more limited financial resources, narrower product lines, and may have less seasoned managers. In addition, small company stocks may trade less frequently and in lower share volumes, which could contribute to wider price fluctuations.

      The equity Funds are also subject to investment style risk, which is the chance that returns from the portion of the stock market on which they focus, for example large capitalization growth stocks for the Capital Opportunity Fund, will trail returns from other asset classes or the overall stock market. Growth stocks and value stocks, and large company stocks and smaller company stocks, tend to go through cycles of performing better, or worse, than the stock market in general. These periods have, in the past, lasted for as long as several years. Growth stocks, and the Funds that focus on them (particularly the Capital Opportunity Fund and the Mid Cap Growth Fund), also have a tendency to be more volatile than other investments.

      An investment in an equity Fund is best suited for investors who seek long-term capital growth and can tolerate substantial fluctuations in their investment's value.

(5) The Growth Index Fund's and Flex Cap Opportunity Fund's performance information on pages 10-14 is deleted and replaced with the following:

      SENTINEL CAPITAL OPPORTUNITY FUND
      Inception: 1999

      Total Return (%)
      -22.6    -13.5    -24.1    24.1    5.1
        00       01       02      03      04

      The highest return for a quarter for the Capital Opportunity Fund was 19.53% (quarter ended December, 1999) and the lowest return for a quarter was -17.57% (quarter ended March, 2001).

                                                              Past        Past         Since
      CAPITAL OPPORTUNITY FUND                              One Year     5 Years     Inception
      Return Before Taxes - Class A                            2.46       -8.31        -5.48(7)
      Return After Taxes on Distributions  - Class A           2.26       -8.40        -5.57(7)
      Return After Taxes on Distributions and Sale of
      Fund Shares - Class A                                    1.86       -6.89        -4.59(7)
      S&P 500 INDEX**                                         10.87       -2.30        -0.45
      Return Before Taxes: Class B                             1.68       -8.89        -5.93(7)
      S&P 500 INDEX**                                         10.87       -2.30        -0.45
      Return Before Taxes: Class C                             2.66                   -10.61(5)
      S&P 500 INDEX**                                         10.87                    -2.73

      THE PERFORMANCE OF THE CAPITAL OPPORTUNITY FUND PRIOR TO SEPTEMBER 26, 2005 IS BASED ON THE PERFORMANCE OF THE PREDECESSOR SENTINEL GROWTH INDEX FUND, WHICH SOUGHT TO MATCH BEFORE EXPENSES THE PERFORMANCE OF THE S&P 500/BARRA GROWTH INDEX.

(6) The following is added to the Annual Fund Operating Expenses table:

      Sentinel Advisors Company has agreed to waive fees and/or reimburse expenses so that the Total Annual Fund Operating Expenses for the Class A shares of the Capital Opportunity Fund are no more than 1.30% of the Fund's average daily net assets until September 26, 2006. The Fund's Class B and Class C shares will benefit from this fee arrangement to the extent advisory fees are waived to meet this commitment.

(7) The Flex Cap Opportunity Fund strategy on pages 18-19 is deleted and replaced with the following:

      THE CAPITAL OPPORTUNITY Fund seeks long-term capital appreciation. The Fund invests at least 65% of its net assets in "growth" stocks of large-capitalization companies that are listed on U.S. exchanges or in the over-the-counter market. Large-capitalization companies are companies with a capitalization of $5 billion or more. Income is not an important factor in selecting investments.

      Comprehensive Screens--we use a multi-factor model to narrow down a starting universe of 8,000 companies to a list of about 400 stocks that meet our key criteria: high returns on equity, above-average earnings growth, low multiples of free cash flow and modest price-earnings multiples.

      Proprietary Valuation Model--our model compares each stock's current price to the discounted present value for that stock.

      We then rank all 400 of our pre-screened stocks based on their upside and downside potential versus our estimate of fair value. Up to 25% of the Fund's assets may be invested in securities within a single industry. Although the Fund does not intend to concentrate in any one industry, it may focus in certain broad sectors, such as technology. The Fund is actively managed. It is possible the Fund's turnover rate may exceed 100% annually. The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel Advisors Company believes that adverse market or other conditions warrant such investment. Such action is an attempt to protect the Fund's assets from a temporary unacceptable risk of loss, rather than directly to promote the Fund's investment objective. The Fund may invest in portfolio depositary receipts up to 5% of its total assets.

(9) The reference to the Flex Cap Opportunity Fund in the Investment Style Risk paragraph on page 30 is deleted and replaced with the following:

      The Capital Opportunity Fund focuses on large-capitalization growth stocks.

(10) Daniel J. Manion is added as a Portfolio Co-Manager of the Capital Opportunity Fund. Information about Mr. Manion is included on pages 55-56.

(11) References to the Flex Cap Opportunity Fund in the Financial Highlights on pages 58-59 are deleted, the name of the Growth Index Fund on pages 60-61 is changed to the Capital Opportunity Fund and the following note is added:

      Financial highlights for the Capital Opportunity Fund prior to September 26, 2005 are based on the historical financial highlights of the predecessor Growth Index Fund.

SPECIAL SHAREHOLDER MEETING (ALL FUNDS EXCEPT PENNSYLVANIA TAX-FREE TRUST)

On August 24, 2005, the Board of Directors of Sentinel Group Funds, Inc. met and approved (a) nominees for Directors, (b) amendments to certain advisory agreements, (c) amendments to and restatement of the Charter of Sentinel Group Funds, Inc. and (d) approval of each Funds' fundamental investment policies.

The Board has called a Special Meeting of Shareholders to be held on November 21, 2005, at which time the shareholders will vote on the applicable proposals. Only shareholders of record as of the close of business on September 26, 2005, the record date for the Special Meeting, will be entitled to vote at the meeting. The Funds will mail proxy materials to shareholders of record, which will discuss the proposals in detail. These proxy materials are expected to begin mailing in late October, 2005.

PORTFOLIO MANAGER (HIGH YIELD BOND FUND)

Effective September 1, 2005, the sub-investment advisory agreement between Sentinel Advisors Company and Evergreen Investment Management Company LLC regarding the High Yield Bond Fund terminated, and the Fund began being managed directly by Sentinel Advisors Company. Daniel E. Gass, who has been associated with Sentinel Advisors Company or an affiliate since 1999, manages the Fund. Mr. Gass has earned the right to use the Chartered Financial Analyst designation.

GENERAL INFORMATION RELEVANT TO THE INVESTMENT PRACTICES OF THE FUNDS, AND ASSOCIATED RISKS

The second sentence of the "Risks of Investing in Foreign Securities," described on page 31 of the prospectus, is deleted and replaced with the following:

      The Balanced, Common Stock, Capital Opportunity, Mid Cap Growth, Small Company and High Yield Bond Funds may invest in securities of foreign issuers, although only where they are trading in the United States (or, in the case of the High Yield Bond Fund, on the Eurodollar market), and only where trading is denominated in U.S. dollars.

The following paragraph is added on page 33 of the prospectus before "Portfolio Turnover":

      RISKS OF INVESTING IN MORTGAGE-BACKED GOVERNMENT SECURITIES

      Economic, business, or political developments may affect the ability of government-sponsored guarantors, such as FNMA and FHLMC, to repay principal and to make interest payments on the securities in which the fixed-income portion of the Balanced Fund and the Government Securities and Short Maturity Government Funds invest. In addition, certain of these securities are not backed by the full faith and credit of the U.S. government.

ANNUAL FUND OPERATING EXPENSES

The relevant portion of the Examples on page 17 of the prospectus is deleted and replaced as follows:

      CLASS B (IF YOU REDEEM AT THE END OF THE PERIOD):

--------------------------------------------------------------------------------
                        1 YEAR      3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Capital Opportunity      $684        $1,171      $1,684      $2,656
--------------------------------------------------------------------------------

RULE 12B-1 PLANS

The tables on page 37 of the prospectus are deleted and replaced with the following:

      CLASS     SALES CHARGE                          12B-1 FEE                    CONVERSION FEATURE
      -------------------------------------------------------------------------------------------------
      A         Maximum initial sales charge:         o  0.20% fixed-income        None.
                o  1% Short Maturity Government          funds;
                   Fund;                              o  0.35% Short Maturity
                o  2% Government Securities              Government Fund; and
                   Fund                               o  0.30% all other Funds.
                o  4% other fixed-income Funds;
                   and
                o  5% other equity Funds.
      -------------------------------------------------------------------------------------------------
      B            CDSC of up to 4% for a maximum        1.00%                     Class B shares
                   of six years.                                                   convert to Class A
                                                                                   shares automatically
                                                                                   after the applicable
                                                                                   CDSC period.
      -------------------------------------------------------------------------------------------------
      C         CDSC of 1% if redeemed in the first      1%                        None.
                year.
      -------------------------------------------------------------------------------------------------
      D         CDSC of up to 6% for seven years         0.75%                     Class D shares
                                                                                   convert to Class A
                                                                                   shares automatically
                                                                                   at the end of the
                                                                                   tenth year after
                                                                                   purchase.
      -------------------------------------------------------------------------------------------------
      S         None.                                    0.75%                     None.
      -------------------------------------------------------------------------------------------------

Class B shares of the Government Securities and Mid Cap Growth Funds that were issued to Class B shareholders of the Bond and Core Mid Cap Funds, respectively, in the reorganization effective in September 2005 are subject to the CDSC schedule that was in effect for the Bond and Core Mid Cap Funds, as applicable, at the time of the reorganization.

The first two paragraphs under "Distribution Plans" beginning on page 41 of the prospectus are deleted and replaced with the following:

      The Class A shares of each Fund, other than the Money Market Fund, have adopted plans under Rule 12b-1 that allow the Funds to pay fees for the sale and distribution of their shares, and for services provided to shareholders. The Class A shares of the Funds will pay to Sentinel Financial a monthly fee of up to a maximum annual rate of (a) 0.30% of average daily net assets in the case of the Capital Opportunity, Small Company, Mid Cap Growth, International Equity, Common Stock, Balanced and Capital Markets Income Funds, (b) 0.20% of average daily net assets in the case of the High Yield Bond, Tax-Free Income, New York, Pennsylvania and Government Securities Funds, or (c) 0.35% of average daily net assets in the case of the Short Maturity Government Fund. Such fee reimburses Sentinel Financial for expenses actually incurred in marketing the Funds. Those expenses may include distribution and service fees paid by Sentinel Financial to other broker-dealers up to the maximum annual rate. No service fee is paid with respect to any Fund shares purchased prior to March 1, 1993.

The "Distribution Plan" paragraph on page 45 of the prospectus is deleted and replaced with the following:

      The Class S shares of the Short Maturity Government Fund have adopted a plan under Rule 12b-1 that allows the Fund to pay fees for the sale and distribution of its shares, and for services provided to shareholders. The Class S shares of the Fund will pay to Sentinel Financial a monthly fee of up to 0.75% of average daily net assets. Such fee reimburses Sentinel Financial for expenses actually incurred in marketing the Fund. Those expenses may include distribution and service fees paid by Sentinel Financial to other broker-dealers up to the maximum annual rate. For shares purchased prior to July 10, 2005, the entire 0.75% fee is paid to other broker-dealers.

PORTFOLIO MANAGERS

Effective June 30, 2005, Betsy Pecor began co-managing the Small Company Fund. Ms. Pecor has been associated with Sentinel Advisors Company or an affiliate since 2000. Ms. Pecor has earned the right to use the Chartered Financial Analyst designation.

PURCHASING SHARES

Effective August 10, 2005, when all or a portion of a purchase is received for investment without a clear Fund designation or for investment in a closed, liquidated or reorganized Class or Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Class A shares of the Sentinel U.S. Treasury Money Market Fund. We will treat your inaction as approval of this purchase. You may at any time after the purchase direct us to redeem or exchange these shares of the Sentinel U.S. Treasury Money Market Fund, at the next net asset value calculated after we accept such direction. All transactions will be subject to any applicable sales load.

KEY FACTS ABOUT THE SENTINEL FUNDS -- WHAT ARE THE MAIN GOALS AND INVESTMENT -- STRATEGIES OF EACH OF THE SENTINEL FUNDS? (PAGES 4-5)

Nonfundamental Policy. As discussed later in the prospectus, each of the Small Company, Mid Cap Growth, International Equity, Common Stock, High Yield, Government Securities and Short Maturity Government Funds operates under a limitation that it invest, under normal circumstances, at least 80% (and in the case of the Money Market and Pennsylvania Funds, substantially all) of its assets in the type of investments suggested by its respective name. Each 80% limitation is a nonfundamental policy of the applicable Fund and may not be changed without 60 days' prior notice to the Fund's shareholders.

The Mid Cap Growth Fund. The Fund seeks to achieve its respective objectives by investing in midsized companies as described in the Prospectus. The Fund invests primarily in stocks with market capitalizations, at the time of purchase, within the range from the stock with the lowest market capitalization which is included in the Standard & Poor's 400 Midcap Index or the Russell Midcap Index, up to and including the market capitalization of the largest company included in either of such indices. The discussion in this section and "Details About the Funds' Investment Objectives, Principal Investment Strategies and Related Risks" is hereby modified to reflect the preceding statement.

The Tax-Free Income, New York and Pennsylvania Funds. Each of these Funds seeks high current income exempt from federal income tax and (in the case of the New York Fund) New York State and New York City personal income taxes and (in the case of the Pennsylvania Fund) Pennsylvania personal income taxes. As discussed in the Funds' Statement of Additional Information, each Fund's policy of investing, under normal market conditions, at least 80% of its net assets in tax-exempt obligations is a fundamental policy of the Fund that may not be altered without approval of the Fund's shareholders. The federal alternative minimum tax is not counted as tax-exempt for the purpose of determining whether 80% of a Fund's net assets are invested in tax-exempt obligations.

HOW TO BUY, SELL, EXCHANGE AND TRANSFER SHARES -- EXCESSIVE TRADING POLICY (PAGES 50-51)

The Funds will not tolerate excessive trading in any Fund other than the Money Market Fund, and they have therefore adopted a policy to deter such trading. Under this policy, which is described in the Prospectus, a Fund will reject any purchase order or exchange request if the Fund has determined (i) that an investor has a history of excessive trading (generally six or more in-and-out transactions in a Fund other than the Money Market Fund within a rolling twelve-month period) or (ii) that an investor's trading, in the judgment of the Fund, has been or may be disruptive to a Fund. In making this judgment, a Fund may consider trading done in multiple accounts under common ownership or control.

Investors who engage in certain types of regular transactions may be permitted to invest in the Funds if the Advisor determines that their transactions do not constitute excessive trading and are not adverse to the Funds. Examples of investors who may be permitted to invest under this provision are persons who make regular periodic investments to the Funds, persons who regularly rebalance their holdings in the Funds and persons who make pre-authorized withdrawals.

The Funds' Statement of Additional Information contains a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities.

FEES AND EXPENSES (PAGE 15), PURCHASE OPTIONS (PAGES 36-37), THINGS TO THINK ABOUT WHEN CHOOSING WHICH SHARE CLASS TO BUY (PAGES 38-46) AND HOW TO BUY, SELL, EXCHANGE AND TRANSFER SHARES - EXCHANGES FROM ONE FUND TO ANOTHER (PAGE 50)

For purchases of amounts between $0 and $499,999, effective April 11, 2005 the initial sales charge for Class A shares of the Government Securities Fund is reduced to 2.00%, or 2.04% of the net amount invested, and the dealer reallowance is 1.75%. For purchases of amounts from $500,000 to $999,999, the existing initial sales charge of 2.00% remains unchanged. Initial purchases of less than $1 million must remain in your account for 90 days before they are eligible for an exchange.

                               The Sentinel Funds

   Supplement dated September 7, 2005 to the Prospectus dated March 4, 2005 as supplemented on March 31, 2005, June 10, 2005, and August 3, 2005

REORGANIZATIONS AND NAME AND STRATEGY CHANGES (SENTINEL BOND, SENTINEL CORE MID CAP, SENTINEL FLEX CAP OPPORTUNITY, SENTINEL GOVERNMENT SECURITIES, SENTINEL GROWTH INDEX AND SENTINEL MID CAP GROWTH FUNDS)

On September 6, 2005, shareholders approved proposals under which (1) the Sentinel Bond Fund will reorganize into the Sentinel Government Securities Fund,
(2) the Sentinel Core Mid Cap Fund will reorganize into the Sentinel Mid Cap Growth Fund and (3) the Sentinel Growth Index Fund will reorganize into the Sentinel Flex Cap Opportunity Fund. The Bond Fund, Core Mid Cap Fund and Growth Index Fund will close to new accounts and investments (other than reinvested dividends) on September 20, 2005 and the reorganizations are expected to occur on or about September 23, 2005.

Effective upon the reorganizations, disclosure relating to the Bond Fund and Core Mid Cap Fund is deleted. In the Growth Index Fund and Flex Cap Opportunity Fund reorganization, the Growth Index Fund is considered the surviving fund for accounting purposes while the Flex Cap Opportunity Fund is considered the surviving fund for legal purposes. This means, among other things, that the historical performance, net asset value and other accounting characteristics of the Growth Index Fund will be carried forward and the legal entity, fee structure, and other operational characteristics of the Flex Cap Opportunity Fund will be carried forward. In addition, the Flex Cap Opportunity Fund will change its name and modify certain of its investment strategies. As a result, the following portions of the prospectus are amended as indicated below effective upon the reorganization:

(1) Except as otherwise noted, disclosure relating to the Growth Index Fund is deleted.
(2) References to the Flex Cap Opportunity Fund are changed to the Capital Opportunity Fund.
(3) The strategy for the Flex Cap Opportunity Fund on page 4 is deleted and replaced with the following:

      SENTINEL CAPITAL OPPORTUNITY FUND seeks long-term capital appreciation by investing in "growth" stocks of large-capitalization companies. The Fund invests primarily in equity securities, such as common or preferred stocks, that are listed on U.S. exchanges or in the over-the-counter market. Income is not an important factor in selecting investments.

(4) The first three paragraphs in the Equity Fund Risks section on pages 6-7 are deleted and replaced with the following:

      The value of all equity funds, including the Capital Opportunity Fund, the Small Company Fund, the Mid Cap Growth Fund, the International Equity Fund, the Common Stock Fund, and funds investing partly in equity securities, including the Balanced Fund and the Capital Markets Income Fund, may go up or down as the prices of the stocks held by these Funds go up or down. Changes in value may occur because the U.S. or other stock markets are rising or falling or due to business developments or other factors that affect the value of particular companies. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks could decline generally or underperform other types of investment assets. If the value of the stocks held in these Funds goes down, you may lose money. The stocks of smaller companies may be subject to greater changes in value than the stocks of larger, more established companies because they generally have more limited financial resources, narrower product lines, and may have less seasoned managers. In addition, small company stocks may trade less frequently and in lower share volumes, which could contribute to wider price fluctuations.

      The equity Funds are also subject to investment style risk, which is the chance that returns from the portion of the stock market on which they focus, for example large capitalization growth stocks for the Capital Opportunity Fund, will trail returns from other asset classes or the overall stock market. Growth stocks and value stocks, and large company stocks and smaller company stocks, tend to go through cycles of performing better, or worse, than the stock market in general. These periods have, in the past, lasted for as long as several years. Growth stocks, and the Funds that focus on them (particularly the Capital Opportunity Fund and the Mid Cap Growth Fund), also have a tendency to be more volatile than other investments.

      An investment in an equity Fund is best suited for investors who seek long-term capital growth and can tolerate substantial fluctuations in their investment's value.

(5) The Growth Index Fund's and Flex Cap Opportunity Fund's performance information on pages 10-14 is deleted and replaced with the following:

      SENTINEL CAPITAL OPPORTUNITY FUND
      Inception: 1999

      Total Return (%)
      -22.6    -13.5    -24.1    24.1    5.1
        00       01       02      03      04

      The highest return for a quarter for the Capital Opportunity Fund was 19.53% (quarter ended December, 1999) and the lowest return for a quarter was -17.57% (quarter ended March, 2001).

      CAPITAL OPPORTUNITY FUND                              Past         Past        Since
                                                          One Year     5 Years     Inception
      Return Before Taxes - Class A                          2.46       -8.31        -5.48(7)
      Return After Taxes on Distributions  - Class A         2.26       -8.40        -5.57(7)
      Return After Taxes on Distributions and Sale of
      Fund Shares - Class A                                  1.86       -6.89        -4.59(7)
      S&P 500 INDEX**                                       10.87       -2.30        -0.45
      Return Before Taxes: Class B                           1.68       -8.89        -5.93(7)
      S&P 500 INDEX**                                       10.87       -2.30        -0.45
      Return Before Taxes: Class C                           2.66                   -10.61(5)
      S&P 500 INDEX**                                       10.87                    -2.73

      THE PERFORMANCE OF THE CAPITAL OPPORTUNITY FUND PRIOR TO SEPTEMBER 26, 2005 IS BASED ON THE PERFORMANCE OF THE PREDECESSOR SENTINEL GROWTH INDEX FUND, WHICH SOUGHT TO MATCH BEFORE EXPENSES THE PERFORMANCE OF THE S&P 500/BARRA GROWTH INDEX.

(6) The following is added to the Annual Fund Operating Expenses table:

      Sentinel Advisors Company has agreed to waive fees and/or reimburse expenses so that the Total Annual Fund Operating Expenses for the Class A shares of the Capital Opportunity Fund are no more than 1.30% of the Fund's average daily net assets until September 26, 2006. The Fund's Class B and Class C shares will benefit from this fee arrangement to the extent advisory fees are waived to meet this commitment.

(7) The Flex Cap Opportunity Fund strategy on pages 18-19 is deleted and replaced with the following:

      THE CAPITAL OPPORTUNITY Fund seeks long-term capital appreciation. The Fund invests at least 65% of its net assets in "growth" stocks of large-capitalization companies that are listed on U.S. exchanges or in the over-the-counter market. Large-capitalization companies are companies with a capitalization of $5 billion or more. Income is not an important factor in selecting investments.

      Comprehensive Screens--we use a multi-factor model to narrow down a starting universe of 8,000 companies to a list of about 400 stocks that meet our key criteria: high returns on equity, above-average earnings growth, low multiples of free cash flow and modest price-earnings multiples.

      Proprietary Valuation Model--our model compares each stock's current price to the discounted present value for that stock.

      We then rank all 400 of our pre-screened stocks based on their upside and downside potential versus our estimate of fair value. Up to 25% of the Fund's assets may be invested in securities within a single industry. Although the Fund does not intend to concentrate in any one industry, it may focus in certain broad sectors, such as technology. The Fund is actively managed. It is possible the Fund's turnover rate may exceed 100% annually. The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel Advisors Company believes that adverse market or other conditions warrant such investment. Such action is an attempt to protect the Fund's assets from a temporary unacceptable risk of loss, rather than directly to promote the Fund's investment objective. The Fund may invest in portfolio depositary receipts up to 5% of its total assets.

(9) The reference to the Flex Cap Opportunity Fund in the Investment Style Risk paragraph on page 30 is deleted and replaced with the following:

      The Capital Opportunity Fund focuses on large-capitalization growth stocks.

(10) Daniel J. Manion is added as a Portfolio Co-Manager of the Capital Opportunity Fund. Information about Mr. Manion is included on pages 55-56.

(11) References to the Flex Cap Opportunity Fund in the Financial Highlights on pages 58-59 are deleted, the name of the Growth Index Fund on pages 60-61 is changed to the Capital Opportunity Fund and the following note is added:

      Financial highlights for the Capital Opportunity Fund prior to September 26, 2005 are based on the historical financial highlights of the predecessor Growth Index Fund.

SPECIAL SHAREHOLDER MEETING (ALL FUNDS EXCEPT PENNSYLVANIA TAX-FREE TRUST)

On August 24, 2005, the Board of Directors of Sentinel Group Funds, Inc. met and approved (a) nominees for Directors, (b) amendments to certain advisory agreements, (c) amendments to and restatement of the Charter of Sentinel Group Funds, Inc. and (d) approval of each Funds' fundamental investment policies.

The Board has called a Special Meeting of Shareholders to be held on November 21, 2005, at which time the shareholders will vote on the applicable proposals. Only shareholders of record as of the close of business on September 26, 2005, the record date for the Special Meeting, will be entitled to vote at the meeting. The Funds will mail proxy materials to shareholders of record, which will discuss the proposals in detail. These proxy materials are expected to begin mailing in late October, 2005.

                               The Sentinel Funds

                    Supplement dated September 7, 2005 to the
             Statement of Additional Information dated March 4, 2005

REORGANIZATIONS AND NAME AND STRATEGY CHANGES (SENTINEL BOND, SENTINEL CORE MID CAP, SENTINEL FLEX CAP OPPORTUNITY, SENTINEL GOVERNMENT SECURITIES, SENTINEL GROWTH INDEX AND SENTINEL MID CAP GROWTH FUNDS)

On September 6, 2005, shareholders approved proposals under which (1) the Sentinel Bond Fund will reorganize into the Sentinel Government Securities Fund,
(2) the Sentinel Core Mid Cap Fund will reorganize into the Sentinel Mid Cap Growth Fund and (3) the Sentinel Growth Index Fund will reorganize into the Sentinel Flex Cap Opportunity Fund.

Effective upon the reorganizations, disclosure relating to the Bond Fund and Core Mid Cap Fund is deleted. In the Growth Index Fund and Flex Cap Opportunity Fund reorganization, the Growth Index Fund is considered the surviving fund for accounting purposes while the Flex Cap Opportunity Fund is considered the surviving fund for legal purposes. This means, among other things, that the historical performance, net asset value and other accounting characteristics of the Growth Index Fund will be carried forward and the legal entity, fee structure, and other operational characteristics of the Flex Cap Opportunity Fund will be carried forward. In addition, the Flex Cap Opportunity Fund will change its name and modify certain of its investment strategies. As a result, the following portions of the statement of additional information are amended as indicated below effective upon the reorganization:

(1) Unless otherwise indicated, disclosure relating to the Growth Index Fund is deleted.
(2) References to the Flex Cap Opportunity Fund are changed to the Capital Opportunity Fund.
(3) References to the Flex Cap Opportunity Fund under "Illiquid and Restricted Securities" on page 4 are deleted.
(4) The "Small Capitalization Investments," "Warrants and Rights," and "Borrowing" paragraphs under "Considerations Applicable to the Flex Cap Opportunity Fund" beginning on page 13 are deleted.
(5) The first through the third and the sixth paragraphs under "Investment Restrictions" on page 16 are deleted and replaced with the following:

      THE COMPANY. Certain By-Laws of the Company, which may be changed only by a shareholder vote, prohibit the purchase by any Fund of the securities of any company not in operation continuously for at least three years (including any predecessor company) and, except for U.S. Government Securities and obligations of the government of Canada, forbid the purchase of the securities of any one issuer, if the market value of such securities exceeds 5% of the total market value of all of the Company's securities and cash.

      The Company's Board of Directors has also adopted a policy under which each of the Common Stock Fund, Balanced Fund, Mid Cap Growth Fund, and Capital Markets Income Fund cannot purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including the mortgage-backed securities described in the Prospectus in the section on the Government Securities Fund on page 27), if the market value of such securities exceeds 5% of the total market value of each such Fund's securities and cash.

      It is also a fundamental policy of the Company (except for the Capital Opportunity Fund it is a non-fundamental policy) and the Pennsylvania Fund that they may not borrow money, except from banks in an amount up to 5% of a Fund's total assets for temporary or emergency purposes or to meet redemption requests which might otherwise require the untimely disposition of securities, and it may not purchase securities on margin. Also, the Company may not lend its cash or securities, may not deal in real estate, may not act as underwriter of securities issued by others, and may not purchase from or sell to any officer, director or employee of the Company, the Advisor, a subadvisor or underwriter, or any of their officers or directors, any securities other than shares of the Company's capital stock. None of the Funds may invest in oil, gas or other mineral exploration or development programs or leases. None of the Funds are able to invest more than 5% of its net assets in warrants valued at the lower of cost or market, or more than 2% of its net assets in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange.

      The Company may not purchase more than 10% of the voting securities of any issuer. The Company may not invest in companies for purposes of exercising control or management and, except to the extent described above for the High Yield Fund and the Capital Markets Income Fund, may not invest in any securities of any issuer which the Company is restricted from selling to the public without registration under the Securities Act. It also may not purchase for any Fund securities of any issuer beyond a market value of 5% of such Fund's net assets, except for the Capital Opportunity Fund, and may not invest in securities which are not readily marketable, except to the extent described above for the High Yield Fund and the Capital Markets Income Fund. The Company may not make short sales of securities.

(6) The following is added under "Portfolio Turnover" on page 43:

      The Capital Opportunity Fund's portfolio turnover may be significantly lower for a period after the reorganization effected as of September 23, 2005 than it otherwise would be in an effort to meet certain requirements related to the reorganization qualifying as federal income tax free.

(7) The performance information in the "Total Return, Yield and Tax-Equivalent Yield Information" table beginning on page 53 for the Flex Cap Opportunity Fund is deleted, the name of the Growth Index Fund is changed to the Capital Opportunity Fund and the following note is added:

      The performance of the Capital Opportunity Fund prior to September 26, 2005 is based on the performance of the predecessor Sentinel Growth Index Fund, which sought to match before expenses the performance of the S&P 500/BARRA Growth Index.

PORTFOLIO MANAGERS
Effective September 1, 2005 (for Mr. Gass) and June 30, 2005 (for Ms. Pecor), the following line items are added to the "Portfolio Managers Fund Ownership" table:

                                                       AGGREGATE DOLLAR RANGE
      PORTFOLIO MANAGER       FUND(S) MANAGED           OF EQUITY IN FUND(1)

      Daniel E. Gass          High Yield Bond Fund                C
      Betsy Pecor             Small Company Fund                  B

(1) As of July 31, 2005 for Mr. Gass and April 30, 2005 for Ms. Pecor.

Effective September 1, 2005, the following line item is added to the "Portfolio Managers' Management of Accounts That Are Not Pooled Investment Vehicles" table:

                                                     NUMBER OF    TOTAL ASSETS
                                                     ACCOUNTS      OF ACCOUNTS
                        NUMBER                         WITH           WITH
      PORTFOLIO           OF                       PERFORMANCE-   PERFORMANCE-
      MANAGER          ACCOUNTS   TOTAL ASSETS       BASED FEE      BASED FEE

      Daniel E. Gass       1      $380 million(1)        0              0

(1)   As of July 31, 2005

Effective June 30, 2005, the following line item is added to the "Portfolio Managers' Management of Registered Investment Companies/Series Other Than the Company or the Pennsylvania Fund" table:

                                                     NUMBER OF     TOTAL ASSETS
                                                     COMPANIES/    OF COMPANIES/
                                      TOTAL ASSETS     SERIES         SERIES
                         NUMBER OF       AS OF          WITH           WITH
                         COMPANIES/   NOVEMBER 30,  PERFORMANCE-   PERFORMANCE-
      PORTFOLIO MANAGER    SERIES        2004(1)     BASED FEE      BASED FEE

      Betsy Pecor             1      $50.2 million      none           none

(1)   Assets as of April 30, 2005.

Mr. Gass does not manage any registered investment companies other than the High Yield Bond Fund or any other pooled investment vehicles. Ms. Pecor does not manage any pooled investment vehicles other than registered investment companies or any accounts that are not pooled investment vehicles.

The "Sentinel Advisors Company" portion of the "Portfolio Manager Compensation" paragraph on page 25 of the statement of additional information is deleted and replaced with the following:

      All portfolio managers of non-subadvised Funds are compensated by a combination of fixed salaries and incentive compensation. The fixed salary portion of compensation is based on comparative investment management industry data. Incentive compensation can be a significant portion of total compensation. Incentive compensation with respect to the management of the Funds is primarily based on pre-tax investment performance relative to Morningstar ratings and rankings. Relative results for the most recent 1-, 3- and 5-year periods are taken into account, with 25% based on the 1-year relative performance, 50% based on the 3-year relative performance, and 25% based on the 5-year relative performance. No incentive compensation is paid for performance below a 50% Morningstar percentile ranking. Portfolio managers who manage more than one fund and/or also manage accounts for National Life Insurance Company and its affiliates have a pro rata share of their salaries based on the amount of assets managed for each area and each type of investment or fund. The determination of these allocations is in the best judgment of and at the discretion of the Advisor's chief executive officer.

      In the case of the non-subadvised fixed-income Funds, the Advisor determines an appropriate portion of total incentive compensation to be based on relative Fund performance, with other portions of total incentive compensation based on results achieved in the portions of the National Life Insurance Company and Life Insurance Company of the Southwest portfolios for which such portfolio managers are responsible (National Life Insurance Company and Life Insurance Company of the Southwest are affiliates of the Advisor). This determination is based on the effort devoted to each of the portfolios managed, as well as the Advisor's view of overall fairness and creation of appropriate incentives.

      A portion of the incentive compensation for Messrs. Brownlee, Lee, Manion and Schwartz is deferred and invested in one or more publicly available Sentinel funds. In addition, for all portfolio managers, the Advisor and/or an affiliate contributes an amount equal to 20% of the aggregate amount of all incentive compensation for a particular year to a discretionary award pool. Payments from this pool are determined by the Chief Executive Officers of the Advisor and National Life Insurance Company based on overall results for the National Life Insurance Company and its affiliates, an evaluation of individual performance, and other factors they determine.

      Portfolio managers also participate in benefit plans and programs available generally to all employees of the National Life Insurance Company and its affiliates. These include health, life and disability insurance, and a defined benefit pension plan.

INVESTMENT OBJECTIVES AND POLICIES

The "Asset Coverage for Futures Contracts and Options" paragraph on page 9 of the statement of additional information is deleted and replaced with the following paragraphs:

      COMMODITY POOL OPERATOR. The use of derivative instruments is subject to applicable regulations of the Commodity Futures Trading Commission ("CFTC"). The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 under the Commodity Exchange Act ("CEA") and, therefore, is not subject to registration or regulation by the CFTC as a commodity pool operator under the CEA.

      ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS. The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

MANAGEMENT OF THE FUNDS

The preamble and table beginning on page 21 of the statement of additional information is deleted and replaced with the following:

      Certain biographical and other information relating to each Director/Trustee who is an officer and "interested person" of the Funds as defined in the Investment Company Act ("interested persons") and to the other officers of the Funds is set forth below. Mr. MacLeay and Mr. Thwaites oversee all of the Sentinel Funds, which include the thirteen series of Sentinel Group Funds, Inc. and the Sentinel Pennsylvania Tax-Free Trust.

-----------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS, AGE               POSITION, TERM OF       PRINCIPAL OCCUPATION(S) DURING PAST FIVE        PUBLIC
                                 OFFICE*** AND           YEARS                                           DIRECTORSHIPS
                                 LENGTH OF TIME
                                 SERVED
-----------------------------------------------------------------------------------------------------------------------
Thomas H. MacLeay (56)           Chairman, since         National Life Insurance Company - Chairman      Sentinel
National Life Drive              2003; Chief             of the Board, President and Chief Executive     Variable
Montpelier, Vermont  05604       Executive Officer       Officer, since 2002; President and Chief        Products Trust
                                 2003-2005               Operating Officer, 1996 to 2001; Chief          (7)
                                                         Financial Officer, 1991 to 1996; Sentinel
                                                         Variable Products Trust - Chairman, since
                                                         2004; Chief Executive Officer, 2004 to 2005
-----------------------------------------------------------------------------------------------------------------------
Christian W. Thwaites (47)       President, Chief        NL Capital Management, Inc., Sentinel           None
National Life Drive              Executive Officer       Advisors Company - President & Chief
Montpelier, Vermont  05604       and Director/           Executive Officer, since 2005; National
                                 Trustee, since 2005     Life Insurance Company - Executive Vice
                                                         President, since 2005; Skandia Global
                                                         Markets - Chief Executive Officer, 1996 to
                                                         2004
-----------------------------------------------------------------------------------------------------------------------
Thomas P. Malone (49)            Vice President and      Sentinel Administrative Service Company -       N/A
National Life Drive              Treasurer, since        Vice President, since 1997; Assistant Vice
Montpelier, Vermont  05604       1997; Assistant         President, 1990 to 1997; Sentinel Variable
                                 Vice President,         Products Trust - Vice President and
                                 1990 to 1997            Treasurer, since 2000
-----------------------------------------------------------------------------------------------------------------------
John K. Landy (44)               Vice President,         Sentinel Administrative Service Company -       N/A
National Life Drive              since 2002              Senior Vice President, since 2003; Vice
Montpelier, Vermont 05604                                President, 1997 to 2003; Sentinel Variable
                                                         Products Trust - Vice President, since 2004
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS, AGE               POSITION, TERM OF       PRINCIPAL OCCUPATION(S) DURING PAST FIVE        PUBLIC
                                 OFFICE*** AND           YEARS                                           DIRECTORSHIPS
                                 LENGTH OF TIME
                                 SERVED
-----------------------------------------------------------------------------------------------------------------------
Scott G. Wheeler (39)            Assistant Vice          Sentinel Administrative Service Company -       N/A
National Life Drive              President and           Assistant Vice President, since 1998;
Montpelier, Vermont 05604        Assistant               Sentinel Variable Products Trust -
                                 Treasurer, since        Assistant Vice President and Assistant
                                 1998                    Treasurer, since 2004
-----------------------------------------------------------------------------------------------------------------------
Kerry A. Jung (32)               Secretary, since 2005   National Life Insurance Company  - Senior       N/A
National Life Drive                                      Counsel, since 2005; Sentinel Variable
Montpelier, VT  05604                                    Products Trust - Secretary, since 2005;
                                                         Equity Services, Inc.;  Sentinel Advisors
                                                         Company; NL Capital Management, Inc;
                                                         Sentinel Financial Services Company;
                                                         Sentinel Administrative Service Company -
                                                         Counsel, since 2005; Strong Financial
                                                         Corporation - Managing Counsel, 2004-2005;
                                                         Associate Counsel, 2000 to 2004
-----------------------------------------------------------------------------------------------------------------------
D. Russell Morgan (49)           Chief Compliance        Sentinel Advisors Company, NL Capital           N/A
National Life Drive              Officer, since          Management, Inc., National Life Variable
Montpelier, Vermont  05604       2004; Secretary,        Products Separate Accounts - Chief
                                 1998-2004               Compliance Officer, since 2004; Sentinel
                                                         Variable Products Trust - Chief Compliance
                                                         Officer, since 2004; Secretary, 2000 -
                                                         2004;  National Life Insurance Company -
                                                         Assistant General Counsel, 2001 to 2004;
                                                         Senior Counsel, 2000 to 2001; Counsel, 1994
                                                         to 2000; Equity Services, Inc. - Counsel,
                                                         1986 to 2004; Sentinel Advisors Company,
                                                         NL Capital Management, Inc.,  Sentinel
                                                         Financial Services Company,  Sentinel
                                                         Administrative Service Company - Counsel,
                                                         1993 to 2004
-----------------------------------------------------------------------------------------------------------------------

PAYMENTS TO INTERMEDIARIES

The "Payments to Dealers" section on page 38 of the statement of additional information is deleted and replaced with the following:

                           PAYMENTS TO INTERMEDIARIES

      SFSC or an affiliate may compensate intermediaries that distribute and/or service investors in the Funds or, at the direction of a retirement plan's named fiduciary, make payments to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. A number of factors are considered in determining whether to pay these additional amounts. In certain situations, such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, the placing of the Funds on a preferred or recommended fund list, access to an intermediary's personnel, and other factors. In addition to such payments, SFSC or an affiliate may offer other incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediaries' personnel, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment and meals. SFSC anticipates that payments will be made to multiple intermediaries, including broker-dealers and other financial firms, and these payments may be significant. As permitted by SEC and the National Association of Securities Dealers rules and other applicable laws and regulations, SFSC may pay or allow other incentives or payments to intermediaries.

      These additional payments, which include record-keeping fees and other payments that are sometimes referred to as "revenue sharing," may represent a premium over payments made by other fund families, and investment professionals may have an added incentive to sell or recommend a Fund or a share class over others offered by competing fund families. During the calendar year ended December 31, 2004 such payments made by SFSC or its affiliates to intermediaries aggregated approximately $2.3 million. Payments for these purposes made by SFSC or an affiliate from their own resources may vary. Certain of the payments (a) may be offset by 12b-1 fees retained by SFSC and (b) reflect profit sharing with an entity affiliated with SFSC. The following is a list of intermediaries to which SFSC or an affiliate made payments in 2004 related to marketing the Funds and/or servicing Fund shareholders:

1st Global Capital                        Provise Management Group
A.G Edwards                               Putnam Fiduciary Trust Co.
Allen & Company                           Questar Capital
American Guaranty & Trust*                Raymond James & Associates
AXA Advisors                              RBC Dain Rauscher
B.C. Ziegler & Co                         Robert W. Baird & Co.
BISYS Retirement Services                 Salomon Smith Barney Inc.
Capital Analysts Inc.                     Securian Financial Services
Carillon Investments Inc.                 Securities America Inc.
Charles Schwab & Co.                      Stock Yards Bank & Trust Co.
Commonwealth Financial Network            The Concord Equity Group
Datalynx                                  The Vanguard Group
Donaldson Lufkin & Jenrette               Trinity Financial
Edward Jones                              Trustcore Financial
Equity Services, Inc.*                    Trustlynx
Fidelity Investments                      UBS Financial Services
Financial Network                         USI Consulting Group
First National Bank of Omaha              Wachovia Securities
Geneos Wealth Management                  Wedbush Morgan Securities Inc.
Hornor Townsend & Kent*
Independence Financial Group
ING Financial Advisors
Intersecurities Inc.
Investa Corp.
Janney Montgomery Scott LLC*
Jefferson Pilot Securities Co.
Legg Mason Wood Walker, Inc.
Lincoln Financial Advisors
Locust Street Securities
Main Street Management Co.
Merrill Lynch
MML Investors
Morgan Keegan
National Financial Services Corp.
National Investors Services Corp.
National Planning Corp.
New England Financial
NFP Securities Inc.
Northwestern Mutual
NYLife Distributors
O.N. Equity Sales
Pershing LLC

      * Affiliates of the partners of the Advisor.

      It is expected that SFSC or an affiliate will make payments to additional intermediaries for similar purposes in the future.

The sixth paragraph under "The Distribution Plans" on page 39 of the statement of additional information is deleted and replaced with the following:

      Under the Plan applicable to the Class S shares of the Short Maturity Government Fund, it is expected that the amounts payable to SFSC will be equal to 0.75% of the net assets of the Class S shares of the Short Maturity Government Fund. SFSC will use such payments to recoup the cost of continuing service fees paid to brokers with respect to Class S shares, and the same types of other marketing expenses for which SFSC receives reimbursement under the Plans applicable to the Class A shares.